                                                                    Exhibit 24.1

                           PARK-OHIO INDUSTRIES, INC.

                       REGISTRATION STATEMENT ON FORM S-4

                                POWER OF ATTORNEY


                  Park-Ohio Industries, Inc., an Ohio corporation (the "Corporation"), hereby constitutes and appoints, James S. Walker, Ronald J. Cozean, and Matthew V. Crawford, and each of them, with full power of substitution and resubstitution, as attorneys-in-fact or attorney-in-fact of the Corporation, for it and in its name, place and stead, to execute and file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933 one or more Registration Statement(s) on Form S-4 relating to the registration for sale of the Corporation's 9 1/4% Senior Subordinated Notes due 2007 (the "Securities"), with any and all amendments, supplements and exhibits thereto (including pre-effective and post-effective amendments or supplements), to execute and file any and all other applications or other documents to be filed with the Commission and all documents required to be filed with any state securities regulating board or commission pertaining to such Securities registered pursuant to the Registration Statement(s) on Form S-4, with any and all amendments, supplements and exhibits thereto each such attorney to have full power to act with or without the others, and to have full power and authority to do and perform, in the name and on behalf of the Corporation, every act whatsoever necessary, advisable or appropriate to be done in the premises, hereby ratifying and approving the act of said attorneys and any of them and any such substitute.

                         EXECUTED as of July 16, 1999.




                                   PARK-OHIO INDUSTRIES, INC.



                                   By:    /s/ Ronald J. Cozean
                                          --------------------------------------
                                          Name:    Ronald J. Cozean
                                          Title:   Secretary and General Counsel

                          DIRECTORS AND OFFICERS OF
                          PARK-OHIO INDUSTRIES, INC.

                       REGISTRATION STATEMENT ON FORM S-4

                                POWER OF ATTORNEY

                  The undersigned directors and officers of Park-Ohio Industries, Inc., an Ohio corporation (the "Corporation"), do hereby constitute and appoint, James S. Walker, Ronald J. Cozean, and Matthew V. Crawford, and each of them, with full power of substitution and resubstitution, as attorneys-in-fact or attorney-in-fact of the undersigned, for him/her and in his/her name, place and stead, to execute and file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933 one or more Registration Statement(s) on Form S-4 relating to the registration for sale of Corporation's 9 1/4% Senior Subordinated Notes due 2007 (the "Securities"), with any and all amendments, supplements and exhibits thereto (including pre-effective and post-effective amendments or supplements), to execute and file any and all other applications or other documents to be filed with the Commission and all documents required to be filed with any state securities regulating board or commission pertaining to such Securities registered pursuant to the Registration Statement(s) on Form S-4, with any and all amendments, supplements and exhibits thereto each such attorney to have full power to act with or without the others, and to have full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever necessary, advisable or appropriate to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and approving the act of said attorneys and any of them and any such substitute.

                         EXECUTED as of July 16, 1999.

/s/ Edward F. Crawford                        /s/ James S. Walker
--------------------------------------        ------------------------------------------
Edward F. Crawford                            James S. Walker
President, Chief Executive  Officer,          Vice President and Chief Financial Officer
Chairman of the Board and Director

/s/ Felix J. Tarorick                         /s/ Ronald J. Cozean
--------------------------------------        ------------------------------------------
Felix J. Tarorick                             Ronald J. Cozean
Vice Chairman of the Board,                   Secretary and General Counsel
Vice President of Operations
and Director

/s/ Matthew V. Crawford                       /s/ Patrick W. Fogarty
--------------------------------------        ------------------------------------------
Matthew V. Crawford                           Patrick W. Fogarty
Assistant Secretary, Corporate Counsel        Director of Corporate Development
and Director

/s/ Lewis E. Hatch                            /s/ Thomas E. McGinty
--------------------------------------        ------------------------------------------
Lewis E. Hatch, Jr.                           Thomas E. McGinty
Director                                      Director

/s/ Lawrence O. Selhorst                      /s/ James W. Wert
--------------------------------------        ------------------------------------------
Lawrence O. Selhorst                          James W. Wert
Director                                      Director

/s/ Kevin R. Greene
--------------------------------------
Kevin R. Greene
Director
